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                                                                      Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-42424, 333-56318, 333-10208 and 333-139073) of
Calton, Inc. of our report dated February 28, 2008 relating to the financial statements for the years ended November 30, 2007 and 2006 which appears in this Annual Report on Form 10-KSB for the fiscal year ended November 30, 2007.




                                                         /s/ AIDMAN, PISER, P.A.





Tampa, Florida
February 28, 2008